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                        COHEN & STEERS UTILITY FUND, INC.

April 27, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Utility Fund for the quarter ended March 31, 2005. The net asset values on that date were $14.08 for Class A and I shares, and $14.04 and $14.05 for Class B and C shares, respectively. For the quarter and period since inception, the total return, including income, for Cohen & Steers Utility Fund and the comparative benchmarks were:

                                                    TOTAL RETURN, PERIOD
                                                      ENDED 3/31/05(a)
                                                 ----------------------------
                                                 QUARTER    SINCE INCEPTION(b)
                                                 -------    -----------------
Cohen & Steers Utility Fund Class A............      2.8%         25.2%
Cohen & Steers Utility Fund Class B............      2.7%         24.3%
Cohen & Steers Utility Fund Class C............      2.7%         24.4%
Cohen & Steers Utility Fund Class I............      2.9%         25.5%
S&P 1500 Utilities Index(c)....................      4.7%         27.7%
Merrill Lynch Fixed Rate Preferred Index(d)....    - 2.4%          4.7%
S&P 500 Index..................................    - 2.2%          8.4%

    The asset mix of the fund as of March 31 consisted of 81.9% utility common stocks, 15.9% preferred stocks and other fixed-income investments (including 2.0% in fixed income securities issued by utility companies), and 2.2% cash. The preferred allocation helps increase the income potential of the fund.

    During the quarter, quarterly distributions were declared for shareholders of record on March 17, 2005 and paid on March 18, 2005 in amounts per share for Class A, B, C, and I shares of $0.085, $0.065, $0.065, and $0.095, respectively(e).

INVESTMENT REVIEW

    Reflecting strong fundamentals and attractive earnings and dividend growth, the utility sector outperformed the broader equity market during the first quarter of 2005. Favorable commodity prices, constructive regulation,

-------------------
(a) Fund performance does not take into account sales charges and performance would have been lower if such charges were included.
(b) The fund commenced operations on May 3, 2004.
(c) S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 83 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas.
(d) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.
(e) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

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                                       1




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                        COHEN & STEERS UTILITY FUND, INC.

and a focus on core businesses drove positive performance in early 2005 for many companies that previously faced the challenges of partial deregulation. In addition, because utilities represent the highest-yielding equity investments whose dividends are generally subject to the 15% federal tax rate, investor demand for shares of companies in this sector continued to escalate.

    Utilities have also benefited from fundamentals that are strong relative to the broader equity markets. While investors are concerned that rising interest rates will precipitate an economic slowdown and cause slower profit growth in many industries, we expect that the utility sector will produce strong earnings and dividend growth in 2005.

    Many utility companies raised their dividends in the first quarter, sustaining an upward pattern that began last year. Following a four-year halt on dividend payments, Pacific Gas and Electric Corp. (PG&E) reinstated its regular quarterly cash dividend. After emerging from bankruptcy -- a consequence of the California energy crisis -- PG&E now benefits from a favorable regulatory environment and favorable supply/demand fundamentals. Other companies that implemented significant dividend increases included Constellation Energy, Sempra Energy, and PPL Corp., up 17.5%, 16.0%, and 12.2%, respectively. In fact, over the 12 months ended 3/31/2005, 33 domestic electric utilities increased their dividends by an average of 14.8%. Twenty-two companies had no change in their dividends and no companies reduced their dividends.

    Two factors influenced our performance relative to the utility indexes: the strong performance of the independent power producers and our allocation to preferred stocks. Because their business models do not offer the stability and visibility of cash flows and attractive dividend income profiles offered by traditional utilities, our fund does not focus on independent power producers. Led by AES Corp., up 19.8% in the quarter, the independent power producer/distressed merchant group produced strong returns during the quarter (although returns varied widely by company). The fund's preferred and fixed income positions (16% at quarter end), which are utilized to enhance the income potential of the fund, detracted from performance due to pressure from rising interest rates.

    The fund's best performing sector during the quarter was the integrated natural gas group, up 6.2%, primarily due to the positive impact of higher gas prices on exploration and production businesses. The top performer in this sector was Questar Corp., which had a total return of 16.8%. Questar's performance was driven by an improved earnings outlook in response to increased drilling opportunities and higher realized natural gas prices. Also benefiting from higher natural gas prices was integrated electric utility TXU Corp., with a total return of 24.3%. Natural gas prices drive the price TXU charges customers for power in its retail electricity business. In addition, TXU's ongoing restructuring program, implemented by a new CEO, has also helped boost earnings growth.

    The electric distribution sector was the worst performing sector for the quarter, declining 1.7% due to a strong perception of interest rate sensitivity. National Grid Transco was the fund's worst performer in this sector, with a -2.6% total return. Hawaiian Electric Industries, Inc., which returned -11.5%, also detracted from performance due to apprehension that higher interest rates may pressure its large financial services business. Puget

--------------------------------------------------------------------------------
                                       2




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                        COHEN & STEERS UTILITY FUND, INC.
Energy also underperformed (-9.8% total return) due to expectations for a continued lag in regulatory recovery of its significant investments in electric generation infrastructure.

INVESTMENT OUTLOOK

    We expect that utilities will continue to demonstrate earnings and dividend growth that are attractive relative to the broader market. With increasing demand for power and strong cash flow, we believe that utilities can potentially provide investors with attractive income and capital appreciation. We also anticipate that as an aging population seeks more conservative, income-producing investments, investor demand in this sector will rise significantly. Favorable taxation, in our view, should also continue to be a catalyst for meaningful dividend growth. Further, we believe that utilities can continue to perform well, even if interest rates continue to rise, due to these important factors.

    Recent utility performance has demonstrated that the sector's attractive fundamentals can successfully withstand periods of rising interest rates. Since the Federal Reserve began raising interest rates on June 30, 2004, the utility sector's total return of 24.2% has outpaced the 4.9% total return for the S&P
500. During the first quarter, while ten-year Treasury bond yields increased 40 basis points to 4.48%, utility stocks posted a 4.7% total return, compared to -2.2% for the S&P 500.

    In our view, utilities with low cost generation will continue to demonstrate the strongest profit growth. By selling into a power market driven up by higher natural gas prices, companies in this subsector, we believe, will see attractive profit margins from their unregulated fleets of nuclear and coal generation due to the relatively stable, lower costs for these fuels.

    Finally, the utility industry is enjoying a positive pricing environment as regulators have generally been looking favorably on companies seeking to raise rates in the retail market. Since the competitive market opened in Texas in 2002, for example, legislation has allowed rate increases to counter rising energy prices. An impending rate hike by TXU Corp., which we believe is likely to be in place this summer for the state's peak demand season, could potentially grow the company's cash flow from operations by as much as $275 million. Additionally, we anticipate that earnings growth from permitted rate hikes will help offset the costs of complying with environmental legislation.

    In summary, we remain optimistic on utility sector fundamentals in view of a positive regulatory environment, a strong emphasis on industry fundamentals and balance sheet repair, and favorable commodity prices. We will continue to seek to deliver attractive income and capital appreciation by concentrating on more traditional utilities that feature strong credit quality and consistent earnings and dividend growth. Coupled with the

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                                       3




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                        COHEN & STEERS UTILITY FUND, INC.
favorable tax treatment of qualified dividends, the aforementioned conditions give us confidence that Cohen & Steers Utility Fund is well positioned to meet our investment objectives.

Sincerely,

        MARTIN COHEN             ROBERT H. STEERS
        MARTIN COHEN             ROBERT H. STEERS
        President                Chairman

        ROBERT BECKER            WILLIAM F. SCAPELL
        ROBERT BECKER            WILLIAM F. SCAPELL
        Portfolio Manager        Portfolio Manager

--------------------------------------------------------------------------------
         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases,
    profiles of our senior investment professionals, and an
    overview of our investment approach.
--------------------------------------------------------------------------------


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                        COHEN & STEERS UTILITY FUND, INC.

                                 MARCH 31, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                  MARKET        % OF
                                                                  VALUE      NET ASSETS
     SECURITY                                                   ----------   ----------
 1.  Edison International.....................................  $4,862,189      4.40%
 2.  FPL Group................................................   4,650,334      4.21
 3.  TXU Corp. ...............................................   4,589,873      4.16
 4.  PG&E Corp. ..............................................   4,579,869      4.15
 5.  Duke Energy Corp. .......................................   4,554,202      4.12
 6.  Exelon Corp. ............................................   4,448,255      4.03
 7.  Entergy Corp. ...........................................   3,621,608      3.28
 8.  Dominion Resources.......................................   3,479,156      3.15
 9.  Sempra Energy............................................   3,349,269      3.03
10.  PPL Corp. ...............................................   3,327,890      3.01

                                  TOP SECTORS
                             (Based on Net Assets)
                                  (Unaudited)

                                   [PIE CHART]


                   Office........................  2.17%
                   Hotel.........................  2.36%
                   Pipelines.....................  2.99%
                   Gas-Distribution..............  3.75%
                   Electric-Distribution.........  6.53%
                   Gas-Integrated................  7.28%
                   Other.........................  7.62%
                   Cash & Liabilities
                    in Excess of Other Assets....  1.84%
                   Residential...................  1.82%
                   Electric-Integrated........... 63.64%




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                                       5

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                        COHEN & STEERS UTILITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

                                                    NUMBER                     DIVIDEND
                                                   OF SHARES      VALUE         YIELD(a)
                                                   ---------   -----------   ------------
COMMON STOCK                              82.20%(b)
  UTILITIES                               81.10%
    ELECTRIC -- INTEGRATED                61.13%
         Ameren Corp. ...........................     38,088   $ 1,866,693       5.18%
         American Electric Power Co. ............     31,808     1,083,380       4.11
         CINergy Corp. ..........................     32,795     1,328,853       4.74
         Cleco Corp. ............................     42,616       907,721       4.23
         CMS Energy Corp.(c).....................     20,000       260,800         --
         Constellation Energy Group..............     53,500     2,765,950       2.59
         DPL.....................................     35,000       875,000       3.84
         DTE Energy Co. .........................     41,586     1,891,331       4.53
         Dominion Resources......................     46,744     3,479,156       3.60
         Duke Energy Corp. ......................    162,592     4,554,202       3.93
         E.ON AG (ADR)(c)........................     71,874     2,066,377         --
         Edison International....................    140,040     4,862,189       2.88
         Enel S.P.A. (ADR).......................     10,600       508,906       4.50
         Entergy Corp. ..........................     51,254     3,621,608       3.06
         Exelon Corp. ...........................     96,933     4,448,255       3.49
         FirstEnergy Corp. ......................     40,555     1,701,282       3.93
         FPL Group...............................    115,824     4,650,334       3.54
         Hawaiian Electric Industries............     19,304       492,638       4.86
         NiSource................................     58,681     1,337,340       4.04
         PG&E Corp. .............................    134,307     4,579,869       3.52
         PPL Corp. ..............................     61,639     3,327,890       3.41
         Pinnacle West Capital Corp. ............     18,950       805,564       4.47
         Progress Energy.........................     20,184       846,719       5.63
         Public Service Enterprise Group.........     47,443     2,580,425       4.12
         Puget Energy............................     22,865       503,945       4.54
         SCANA Corp. ............................     35,339     1,350,657       4.08
         Scottish Power plc (ADR)................     22,717       708,770       4.10
         Southern Co. ...........................     77,324     2,461,223       4.49
         TXU Corp. ..............................     57,640     4,589,873       2.83
         Westar Energy...........................     41,225       892,109       4.25
         Xcel Energy.............................    125,003     2,147,552       4.83
                                                               -----------
                                                                67,496,611
                                                               -----------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.
(c) Non income producing security.

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                                       6

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                    NUMBER                     DIVIDEND
                                                   OF SHARES      VALUE         YIELD
                                                   ---------   -----------   ------------
    ELECTRIC -- DISTRIBUTION               6.35%
         Consolidated Edison.....................     43,848   $ 1,849,509       5.41%
         Energy East Corp. ......................     66,980     1,756,216       4.20
         National Grid Transco plc (ADR).........     31,347     1,465,472       4.56
         NSTAR...................................     19,460     1,056,678       4.27
         Pepco Holdings..........................     42,210       885,988       4.76
                                                               -----------
                                                                 7,013,863
                                                               -----------
    GAS -- DISTRIBUTION                    3.63%
         AGL Resources...........................     50,896     1,777,797       3.55
         Atmos Energy Corp. .....................     14,558       393,066       4.59
         New Jersey Resourses Corp. .............     18,027       784,715       3.12
         Vectren Corp. ..........................     39,348     1,048,231       4.43
                                                               -----------
                                                                 4,003,809
                                                               -----------
    GAS -- INTEGRATED                      7.08%
         Energen Corp. ..........................     34,053     2,267,930       1.20
         Equitable Resources.....................     30,010     1,723,774       2.65
         KeySpan Corp. ..........................     12,237       476,876       4.67
         Sempra Energy...........................     84,068     3,349,269       2.91
                                                               -----------
                                                                 7,817,849
                                                               -----------
    PIPELINES                              2.91%
         Questar Corp. ..........................     54,139     3,207,736       1.45
                                                               -----------
         TOTAL UTILITIES.........................               89,539,868
                                                               -----------
  UTILITIES -- FOREIGN                     0.64%
    ELECTRIC -- INTEGRATED
         RWE AG..................................      7,500       453,543       3.19
         Scottish and Southern Energy............     15,000       249,872       4.58
                                                               -----------
                                                                   703,415
                                                               -----------
  TELECOMMUNICATION SERVICES               0.46%
         FairPoint Communications................     34,000       508,980      10.02
                                                               -----------
              TOTAL COMMON STOCK
                (Identified
                cost -- $86,834,482).............               90,752,263
                                                               -----------
PREFERRED SECURITIES -- $25 PAR VALUE      10.65%
  FINANCE                                  0.03%
         MBNA Capital, 8.125%, Series D
            (TruPS)..............................      1,300        33,163       7.96
                                                               -----------

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                                       7

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                    NUMBER                     DIVIDEND
                                                   OF SHARES      VALUE         YIELD
                                                   ---------   -----------   ------------
  MEDIA                                    0.36%
         Liberty Media Corp., 8.75% (CBTCS)......        800   $    20,360       8.60%
         Liberty Media Corp., 8.75% (PPLUS)......      4,650       119,179       8.53
         Shaw Communications, 8.50%, Series B
            (COPrS)..............................     10,200       256,326       8.46
                                                               -----------
                                                                   395,865
                                                               -----------
  REAL ESTATE                              9.46%
    DIVERSIFIED                            1.66%
         Digital Realty Trust, 8.50%, Series A...     18,000       468,000       8.17
         Entertainment Properties Trust, 7.75%,
            Series B.............................     11,000       275,660       7.73
         iStar Financial, 7.875%, Series E.......      4,200       106,764       7.74
         iStar Financial, 7.80%, Series F........     19,900       514,415       7.54
         iStar Financial, 7.65%, Series G........     11,300       283,969       7.59
         iStar Financial, 7.50%, Series I........      6,200       154,070       7.55
         PS Business Parks, 7.95%, Series K......      1,300        34,255       7.54
                                                               -----------
                                                                 1,837,133
                                                               -----------
    HEALTH CARE                            0.58%
         Health Care REIT, 7.875%, Series D......      9,100       227,955       7.86
         Health Care REIT, 7.625%, Series F......     14,200       355,000       7.62
         LTC Properties, 8.00%, Series F.........      2,200        56,606       7.77
                                                               -----------
                                                                   639,561
                                                               -----------
    HOTEL                                  2.30%
         Ashford Hospitality Trust, 8.55%, Series
            A....................................     12,200       323,056       8.07
         FelCor Lodging Trust, 8.00%, Series C...      9,900       232,650       8.31
         Innkeepers USA Trust, 8.00%, Series C...     21,200       532,120       7.97
         Strategic Hotel Capital, 8.50%, Series
            A, 144A..............................     28,200       701,475       8.54
         Sunstone Hotel Investors, 8.00%, Series
            A....................................     30,000       748,500       8.00
                                                               -----------
                                                                 2,537,801
                                                               -----------

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                                       8

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                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                    NUMBER                     DIVIDEND
                                                   OF SHARES      VALUE         YIELD
                                                   ---------   -----------   ------------
    OFFICE                                 2.11%
         Alexandria Real Estate Equities, 8.375%,
            Series C.............................      3,850   $   101,043       8.05%
         Corporate Office Properties Trust,
            8.00%, Series G......................      2,600        65,260       7.97
         CRT Properties, 8.50%, Series A.........      4,200       109,200       8.17
         Cousins Properties, 7.50%, Series B.....      8,000       200,000       7.46
         Highwoods Properties, 8.00%, Series B...     13,300       332,766       7.99
         Highwoods Properties, 8.00%, Series D...     21,053       526,325       8.00
         Kilroy Realty Corp., 7.50%, Series F....      5,600       138,880       7.56
         Maguire Properties, 7.625%, Series A....     15,450       383,932       7.67
         SL Green Realty Corp., 7.875%, Series
            D....................................     18,650       469,421       7.82
                                                               -----------
                                                                 2,326,827
                                                               -----------
    RESIDENTIAL                            1.77%
       APARTMENT                           1.12%
         Apartment Investment and Management Co.,
            8.00%, Series T......................     11,400       281,694       8.09
         Apartment Investment and Management Co.,
            8.00%, Series V......................     14,500       361,775       8.02
         Apartment Investment and Management Co.,
            7.875%, Series Y.....................     24,000       594,000       7.95
                                                               -----------
                                                                 1,237,469
                                                               -----------
       MANUFACTURED HOME                   0.65%
         Affordable Residential Communities,
            8.25%, Series A......................     16,500       414,150       8.22
         American Land Lease, 7.75%, Series A....     12,100       308,550       7.64
                                                               -----------
                                                                   722,700
                                                               -----------
         TOTAL RESIDENTIAL.......................                1,960,169
                                                               -----------
    SHOPPING CENTER                        0.85%
       COMMUNITY CENTER                    0.23%
         Cedar Shopping Centers, 8.875%, Series
            A....................................      9,600       252,000       8.45
                                                               -----------
       REGIONAL MALL                       0.62%
         CBL & Associates Properties, 7.75%,
            Series C.............................        900        22,950       7.60
         Glimcher Realty Trust, 8.125%, Series
            G....................................     10,000       251,000       8.09
         Mills Corp., 9.00%, Series C............      1,000        26,160       8.60
         Mills Corp., 8.75%, Series E............      1,500        39,180       8.37
         Taubman Centers, 8.00%, Series G........     13,500       349,650       7.72
                                                               -----------
                                                                   688,940
                                                               -----------
         TOTAL SHOPPING CENTER...................                  940,940
                                                               -----------

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                                       9

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                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                    NUMBER                     DIVIDEND
                                                   OF SHARES      VALUE         YIELD
                                                   ---------   -----------   ------------
    SPECIALTY                              0.19%
         Capital Automotive REIT, 8.00%, Series
            B....................................      8,000   $   208,800       7.66%
                                                               -----------
         TOTAL REAL ESTATE.......................               10,451,231
                                                               -----------
  UTILITIES                                0.80%
    ELECTRIC -- INTEGRATED                 0.78%
         Energy East Capital Trust I, 8.25%......      1,300        34,060       7.87
         NVP Capital I, 8.20%, due 3/31/37,
            Series A.............................      2,400        59,712       8.24
         NVP Capital III, 7.75%, due 9/30/38,
            Series B.............................     30,800       766,304       7.79
                                                               -----------
                                                                   860,076
                                                               -----------
    GAS -- DISTRIBUTION                    0.02%
         AGL Capital Trust II, 8.00% (TruPS).....        800        20,768       7.70
                                                               -----------
         TOTAL UTILITIES.........................                  880,844
                                                               -----------
              TOTAL PREFERRED SECURITIES -- $25
                PAR VALUE
                (Identified
                cost -- $11,837,080).............               11,761,103
                                                               -----------
PREFERRED SECURITIES -- CAPITAL TRUST      2.34%
         AFC Capital Trust I, 8.207%, due
            02/03/27, Series B...................    600,000       640,348       7.69
         Old Mutual Capital Funding, 8.00%, due
            5/29/49 (Eurobond)...................  1,300,000     1,343,268       7.74
         Pemex Project Funding Master Trust,
            7.75%, due 9/29/49...................    600,000       596,303       7.80
                                                               -----------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified cost --$2,600,727)...                2,579,919
                                                               -----------

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                                       10

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                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                     ----------   ------------
CORPORATE BOND                               3.02%
         Citizens Communications Co., 9.00%,
            due 8/15/31...........................   $1,125,000   $  1,175,625
         Columbia/HCA, 7.50%, due 11/15/95........    1,200,000      1,157,381
         Rogers Wireless Communications, 8.00%,
            due 12/15/12, 144A....................      500,000        516,250
         Valor Telecom Enterprise, 7.75%, due
            02/15/15(a)...........................      500,000        485,000
                                                                  ------------
              TOTAL CORPORATE BOND
                (Identified cost -- $3,466,019)...                   3,334,256
                                                                  ------------
COMMERCIAL PAPER                             2.20%
         Prudential FDG Corp., 2.12%, due 04/01/05
            (Identified cost -- $2,435,000).......    2,435,000      2,435,000
                                                                  ------------
TOTAL INVESTMENTS (Identified
  cost -- $107,173,308)................    100.41%                 110,862,541'pp'b
LIABILITIES IN EXCESS OF OTHER
  ASSETS...............................     (0.41%)                   (455,335)
                                           -------                ------------
NET ASSETS.............................    100.00%                $110,407,206
                                           ------                 ------------
                                           ------                 ------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  ADR             American Depositary Receipt
  CBTCS           Corporate Backed Trust Certificates
  COPrS           Canadian Origin Preferred Securities
  PPLUS           Preferred Plus Trust
  TruPS           Trust Preferred Securities

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.
(b) At March 31, 2005, net unrealized appreciation was $3,689,233 based on cost for federal income tax purposes of $107,173,308. This consisted of aggregate gross unrealized appreciation on investments of $4,481,001 and aggregate gross unrealized depreciation on investments of $791,768.

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                                       11

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                        COHEN & STEERS UTILITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           MARCH 31, 2005 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $ 74,114,285
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     5,264,347
                                                              ------------
    Net asset value and redemption price per share..........  $      14.08
                                                              ------------
                                                              ------------
    Maximum offering price per share ($14.08[div]0.955)(a)..  $      14.74
                                                              ------------
                                                              ------------
CLASS B SHARES:
    NET ASSETS..............................................  $  4,562,992
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................       324,998
                                                              ------------
    Net asset value and offering price per share(b).........  $      14.04
                                                              ------------
                                                              ------------
CLASS C SHARES:
    NET ASSETS..............................................  $ 29,873,136
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     2,126,331
                                                              ------------
    Net asset value and offering price per share(b).........  $      14.05
                                                              ------------
                                                              ------------
CLASS I SHARES:
    NET ASSETS..............................................  $  1,856,793
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................       131,860
                                                              ------------
    Net asset value, offering and redemption price per
       share................................................  $      14.08
                                                              ------------
                                                              ------------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

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                                       12

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                        COHEN & STEERS UTILITY FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                           MARCH 31, 2005 (UNAUDITED)

                                                                                                  NET ASSET VALUE
                                                     NET ASSETS                                      PER SHARE
                                 ---------------------------------------------------   -------------------------------------
                                   CLASS A      CLASS B       CLASS C      CLASS I     CLASS A   CLASS B   CLASS C   CLASS I
                                 -----------   ----------   -----------   ----------   -------   -------   -------   -------
NET ASSET VALUE:
Beginning of period:
 12/31/04......................  $26,906,548   $2,869,407   $14,567,512   $1,302,335   $13.78    $13.74    $13.75    $13.78
                                 -----------   ----------   -----------   ----------   ------    ------    ------    ------
   Net investment income.......      416,724       23,656       142,082       12,830     0.08      0.08      0.07      0.10
   Net realized and unrealized
     gain on investments.......      702,025       78,092       382,744       25,872     0.31      0.29      0.30      0.30
   Distributions from net
     investment income.........     (425,817)     (19,978)     (127,166)     (12,122)   (0.09)    (0.07)    (0.07)    (0.10)
                                                                                       ------    ------    ------    ------
   Capital stock transactions:
       Sold....................   47,220,534    1,619,889    15,250,512      518,034
       Distributions
         reinvested............       42,015        1,676         6,651       12,122
       Redeemed................     (747,744)      (9,750)     (349,199)      (2,278)
                                 -----------   ----------   -----------   ----------
Net increase in net asset
 value.........................   47,207,737    1,693,585    15,305,624      554,458     0.30      0.30      0.30      0.30
                                 -----------   ----------   -----------   ----------   ------    ------    ------    ------
End of period: 3/31/2005.......  $74,114,285   $4,562,992   $29,873,136   $1,856,793   $14.08    $14.04    $14.05    $14.08
                                 -----------   ----------   -----------   ----------   ------    ------    ------    ------
                                 -----------   ----------   -----------   ----------   ------    ------    ------    ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                       13

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                        COHEN & STEERS UTILITY FUND, INC.

                     AVERAGE ANNUAL TOTAL RETURN -- CLASS A
                   (PERIOD ENDED MARCH 31, 2005) (UNAUDITED)

    SINCE INCEPTION (5/3/04)
--------------------------------
  INCLUDING          EXCLUDING
SALES CHARGE(a)     SALES CHARGE
---------------     ------------
 19.60%                25.20%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting cohenandsteers.com.

(a) Maximum 4.50% sales charge.

Returns on the fund's other share classes will vary because of differing expenses and sales charges. The fund's advisor has agreed to waive fees and/or reimburse expenses through December 31, 2005. Without this arrangement, returns would have been lower.

                               OTHER INFORMATION

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

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                                       14

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


    FOR TOTAL RETURN:                                   FOR TOTAL RETURN:
    [COHEN & STEERS REALTY SHARES LOGO]                 [COHEN & STEERS INSTITUTIONAL REALTY SHARES LOGO]

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

    FOR HIGH CURRENT INCOME:                            FOR CAPITAL APPRECIATION:
    [COHEN & STEERS REALTY INCOME FUND LOGO]            [COHEN & STEERS REALTY FOCUS FUND LOGO]

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

    FOR TOTAL RETURN:                                   FOR TOTAL RETURN:
    [COHEN & STEERS INTERNATIONAL REALTY FUND LOGO]     [COHEN & STEERS UTILITY LOGO]

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY
 BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

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                                       15

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and chairman

Martin Cohen
Director and president

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Robert Becker
Vice president

Adam Derechin
Vice president and assistant treasurer

John McLean
Chief compliance officer

William F. Scapell
Vice president

Lawrence B. Stoller
Assistant secretary

KEY INFORMATION

INVESTMENT ADVISOR
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUBADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
66 Brooks Drive
Braintree, MA 02184
(800) 437-9912

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, LLC
757 Third Avenue
New York, NY 10017

Nasdaq Symbol: Class A - CSUAX
               Class B - CSUBX
               Class C - CSUCX
               Class I - CSUIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Utility Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       16

                               ----------------
                                COHEN & STEERS
                                 UTILITY FUND
                               ----------------


                           -------------------------
                                QUARTERLY REPORT
                                 MARCH 31, 2005


COHEN & STEERS
UTILITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017






Announcing our new open-end fund, Cohen & Steers International Realty Fund